1 4Q24 Earnings Presentation January 28, 2025

2 Safe Harbor This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Presentation include, without limitation, statements regarding our outlook and future results of operations and financial position, including our expected return to profitability, expectations with respect to our headwinds, our use of artificial intelligence, our aircraft fleet, our product offerings and loyalty initiatives, and our business strategy and plans and objectives for future operations, including our JetForward initiatives. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; the risk associated with the execution of our strategic operating plans in the near-term and long-term; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; the outcome of legal proceedings with respect to the NEA and our wind-down of the NEA; risks associated with cybersecurity and privacy, including potential disruptions to our information technology systems and information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; failure to comply with these covenants included in the agreements governing our debt; financial risks associated with credit card processors; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing scrutiny of, and evolving expectations regarding, environmental, social and governance matters; changes in laws or government regulations in our industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Presentation, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2023, as updated by our other SEC filings, including our Annual Report on Form 10-K for the annual period ended December 31, 2024, to be filed with the SEC. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. Our forward-looking statements speak only as of the date of this Presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

3 2024 Recap Joanna Geraghty Chief Executive Officer

4 2024 Year in Review Welcomed a new leadership team focused on ensuring a return to sustained profitability Formally announced JetForward to support earnings expansion through four priority moves Made progress on JetForward initiatives, including: • Invested in our operation and improved on-time performance (1) six points year-over-year (YoY) • Ranked 6th overall in the 2024 Wall Street Journal Airline Rankings (2) – a significant improvement from last place in 2023 • Delivered $395M of revenue initiatives versus a target of $300M, driven by BlueBasic enhancements and launch of preferred seating • Closed 15 BlueCities and redeployed ~20% of prior network • Deferred ~$3B of capex and raised $3B+ of strategic financing • Achieved first $90M of $800 - $900M incremental EBIT (3) target ✓ Met or exceeded all guidance commitments since launching JetForward (1) On-time performance defined as arrival within 14 minutes of scheduled arrival time (A14). (2) Source: WSJ 2024 Airline Rankings. (3) Earnings before interest and taxes. See Appendix A for further details on Non-GAAP measures.

Announced Majority of JetForward Initiatives in 2024, Turning to Execution in 2025

Legend: Announced | Implemented | Illustrative upcoming announcements

Four Priority Moves	Initiatives	2027 Targets
Reliability	Multi-year investment in improving on-time performance	~$100M
Network	Rightsized LGA & redeployed to high performing leisure & VFR [1]; Refocused LAX footprint & exited unprofitable routes; Puerto Rico growth & new Mint cities; Reinvesting in core Northeast & Florida franchises; Additional TATL seasonal changes & new destination	~$175M
Product	Introduced preferred seating; Added new loyalty partners; Enhancing Blue Basic with free carry-on bag; Premium credit card; Lounges in JFK and BOS; Enhancements to EvenMore; Domestic first class	~$400M
Financial Future	Smoothed aircraft delivery stream; Initial organizational & real-estate optimization driving structural cost savings; Deferred ~$3B of capex to 2030s; Business & cost transformation program; Executed $3B+ financings	~$175M

+ + + =

Targeting $800-900M EBIT [2] uplift, evenly realized through 2027 — ~$800-900M

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[1] VFR – visiting friends and relatives.
[2] See Appendix A for further details on Non-GAAP measures.

5

6 Strong 4Q24 Driving Momentum into a Pivotal 2025 for JetBlue 4Q24 (1) See Appendix A for further details on Non-GAAP measures. (2) Revised guidance provided on December 4, 2024. Generated adjusted operating margin (1) of 0.8%, over 2 pts better than 4Q23 • 2H24 adjusted operating margin improved significantly from July expectations Investments in reliability showed evidence of continued momentum • Fleet health investments supported ~45% fewer controllable cancels YoY • Maintained high level of operational reliability through winter weather disruptions Revenue beat revised (2) midpoint by ~1.4 pts aided by strong holiday peak performance • 4Q revenue initiative performance contributed to $395 million total capture in 2024 CASM ex-Fuel (1) beat revised midpoint by ~2.5 pts driven by operational efficiency, controllable cost reductions, and year-end adjustments • 2024 structural cost program concluded with $190M in total savings Announced the launch of domestic first class product, set for 2026

JetForward: Our Path to Sustained Profitability

Targeting $800-900M [1] in incremental EBIT [2] through 2027



Unrealized
Realized
~$100M
~$175M
~$400M
~$175M
$800 - $900M
$90M
Four Priority Moves
EBIT Uplift Through 2027
Reliable & caring service drives choice, satisfaction and cost savings
Best East Coast leisure network where our value proposition is positioned to win
Products and perks customers value to capture growing share of premium customers
A secure financial future that sustains our cost advantage to our peers & restores our balance sheet

2025 Expectations

- ✓ Already captured $90M of EBIT target in 2024, expect to capture incremental $200M in 2025
- ✓ Reliability investments continue; tangible improvements to customers and costs
- ✓ Revenue ramp from implemented network changes, EvenMore and loyalty initiatives
- ✓ Implementation of cost program focused on utilizing technology to optimize planning

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(1) Stated EBIT initiative range is forecasted to include ~$25M of incremental depreciation, amortization and aircraft rent expense through 2027.
(2) See Appendix A for further details on Non-GAAP measures.

7

8 Commercial Update and Outlook Marty St. George President

Revenue Initiatives Expected to Drive Positive RASM Through 2025



4Q24 vs. 4Q23(1)
ASMs
Revenue
Guidance (6.5%) to (4.5%)
(5.1%)
(2.1%)
Guidance (5.0%) to (2.0%)



1Q25 vs. 1Q24
1.5%
~1.5%
~3.0%
1Q25 YoY RASM Midpoint (2)
Easter Shift Impact
1Q25 YoY RASM Midpoint (Adjusted)



FY25 vs. FY24
~Flat
3.0% to 6.0%
ASMs
RASM

4Q24 Top-Line Outperformance Bolstered by Close-in Demand

- November and December holiday peaks saw stronger-than-expected close-in demand
- Latin, Transatlantic & Transcon flying led unit revenue performance over the quarter
- Premium (Mint and EMS) RASM up high single digits YoY, led by strength in Transatlantic
- Captured ~$395M of revenue from revenue initiatives in 2024
  - Strong demand for option to purchase preferred seats near front of aircraft
  - Blue Basic carry-on bag change resulting in share shift and load improvements

Positive Unit Revenue Expected to Continue through 2025

- Continuation of capacity management efforts to improve yields across troughs
- Easter shift into second quarter expected to be a ~1.5 pt headwind to 1Q YoY RASM
- Refocused network (~20% of capacity) in early stages of ramp
- Ongoing benefits from 2024 revenue initiatives providing tailwinds throughout the year
- New initiatives expected to provide incremental benefit, including changes to EvenMore and launch of premium co-branded credit card

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(1) Guidance represents December 4, 2024 update. Initial 4Q guidance on October 29, 2024 of (7.0%) to (3.0%) YoY for revenue and (7.0%) to (4.0%) YoY for ASMs.
(2) Represents midpoint of 1Q RASM guidance of (0.5%) – 3.5% on (5.0%) – (2.0%) guided capacity.

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1 0 Revenue Initiatives Contributed to Margin Improvements in 2024 $0 $50 $100 $150 $200 $250 $300 $450 Target Actuals $300M $395M $300M Revenue Initiatives – 2024 Capture Total ($ millions) Product, Merchandising & Ancillary Distribution & Advertising Loyalty Network $175M $260M • Outperformance led by preferred seating and Blue Basic changes $80M $75M • Successfully added new distribution partners • Smaller growth in advertising spend than forecast $25M $40M • Program initiatives bolstered by continued growth of our loyalty base $20M $20M • First tranche of network redeploys performed as expected $300M $395M $95M revenue initiative outperformance translates to $90M (1) of early EBIT (2) contribution to JetForward 2024 Target 2024 Actual 2024 Performance $350 $400 (1) Due to $5M of incremental costs to achieve incremental revenue benefits. (2) See Appendix A for further details on Non-GAAP measures. 0

Our Onboard Product Is Evolving to Better Serve the Full Spectrum of Leisure Customers

Illustrative Non-Mint Aircraft Onboard Product Evolution



Future State
Domestic First
Even More
Core / Blue Basic
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N957JB
Current State
EvenMore Space
Core / Blue Basic

✓ Implemented

Optimizing Cabin Space to Deliver the Experiences Our Customers Want

- Introducing domestic first class, adding 2x2 seating on 2-3 rows on all non-Mint aircraft beginning in 2026
- Overall seat count will remain similar across our fleet with ~25% premium seat mix
- ✓ Differentiated EvenMore as a standalone cabin with dedicated overhead bin space and a new soft product
- ✓ Introduced Preferred Seating in our Core cabin towards front of aircraft
- ✓ Enhanced our Blue Basic offering with addition of a free carry-on bag

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JetForward is the Right Plan to Drive Revenue Growth and Margin Expansion Improving customer satisfaction from operational reliability improvementsNetwork benefits begin to ramp More product choices to drive load and yield improvements Further loyalty engagement from new initiatives Momentum from strong finish in 2024 Driving 3 - 6% RASM Growth in 2025 12

13 Financial Update and Outlook Ursula Hurley Chief Financial Officer

Continued Focus on Controllable Cost Execution

CASM ex-Fuel [1] YoY Growth



Up Mid to High Single Digits
6.6%
8.0% to 10.0%
5.0% to 7.0%
Initial FY24 Guidance[2]
FY24 Actuals
1Q25 Guidance
FY25 Guidance

	Initial FY24 Guidance[2]	FY24 Actuals	1Q25 Guidance	FY25 Guidance
YoY ASM Growth	Down LSD	(3.5%)	(5.0%) to (2.0%)	~Flat

1Q25 CASM ex-Fuel – Estimated Impacts

~3.0 pts	Maintenance and other expense timing
~1.5 pts	Contractual wage-related step-ups
~1.5 pts	YoY capacity decrease

Met Initial Full-Year Guide Despite Headwinds

- Pratt & Whitney (P&W) accounting policy change resulted in 1.0 pt CASM ex-Fuel headwind; intra-year capacity changes drove additional 0.5 pts of unit cost pressure
  - Offset headwinds through operational efficiencies and controllable cost reductions
- Achieved top end of $175 - $200M of structural cost program target, with $190M total savings

CASM ex-Fuel Growth to Moderate Down Over 2025

- Excluding headwinds, core business non-fuel unit costs are growing low single digits, in-line with inflation levels
- Higher costs in 1H25 from pilot wage rate step-ups and maintenance timing
- JetForward cost transformation to provide tailwinds

Cost Transformation Program Utilizing Technology to Optimize Planning Across Operations & Commercial

- 2025 initiatives include increased productivity and other efficiencies from data science, automation, and other technology investments as well as enhanced planning and sourcing strategies
- Additionally, fuel burn optimization through cross-functional program between dispatch, flight deck and ground operations

[1] Operating expense per available seat mile, excluding fuel, other non-airline operating expenses and special items ("CASM ex-Fuel"); See Appendix A for further details on Non-GAAP measures.
[2] As of January 30, 2024.

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Grounded Aircraft Due to P&W GTF Engines are Responsible for a ~2.5pt Drag to EBIT [1] **in '24, Expected to Increase to ~3pts in '25**

Estimated 2024 Pratt & Whitney Negative Business Impact [2]

Foregone Variable Profit	~$150m EBIT impact	Loss of normal variable profit from grounded aircraft
Overstaffing Adjustment	~$50m EBIT impact	Flying grounded aircraft would drive lower variable cost than normal due to current overstaffing
A320 Extensions	~$25m EBIT impact	Cost to extend airframe and engines, net of benefit received

In 2024, 11 average aircraft grounded due to GTF directly impacted operating margin by ~2.5pts, not contemplating indirect impacts [3]

[1] See Appendix A for further details on Non-GAAP measures.
[2] JetBlue internal analysis. Does not contemplate any compensation offset or other potential recovery from Pratt & Whitney.
[3] This analysis is intended to convey negative business impacts only and does not reflect a complete calculation of all cost impacts (e.g., share loss, gate utilization, etc.).

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16 Prudent Balance Sheet and Liquidity Management Supporting Expected Operating Margin Progression in 2025 Number One Financial Priority is Achieving Operating Profitability • Guiding to a range of 0.0% – 1.0% adjusted operating margin (1) for 2025, representing a positive improvement year-over-year • Operating margin headwind from P&W GTF engines expected to increase by 0.5 pts in 2025, estimated to increase to a total of ~3 pts Expect to Grow Unencumbered Asset Base in 2025 • 4Q ending liquidity of ~$3.9B, excluding undrawn $600M revolving credit facility • 2025 capex forecasted to be ~$1.4B, supporting 24 deliveries • Deliveries to be funded with cash, which will increase current unencumbered asset base of ~$5B • Expect to end 2025 with a healthy liquidity buffer given 2024 strategic capital raise (1) See Appendix A for further details on Non-GAAP measures.

17 Taking Active Steps to Improve Balance Sheet, while Mitigating Pratt & Whitney Impact to Growth Pratt & Whitney A320 Extensions E190 Retirements A220 Deliveries Consideration Fleet Impact • Expect grounded aircraft, on average, to be in the mid-to-high teens in 2025 • Drove ~2.5 pts direct impact to operating margin in 2024 growing to ~3 pts in 2025 • Took steps to extend the lives of 14 A320 aircraft to-date through a combination of lease extensions, lease buyouts, and changes to the retirement dates of owned aircraft • Capacity benefit to phase in over next few years • E190 to exit fleet after summer peak 2025, simplifying to two fleet types – A220 & A320 family • Prioritizing A220 deliveries, which have 90% more premium seats and deliver 30% lower unit costs, on average, vs. E190s exiting our fleet Impact Delivery Assumption A220 A321neo Total (1) 2025 20 4 24 2026 17 - 17 2027 5 - 5 2028 9 - 9 2029 7 - 7 JetBlue’s contractual aircraft delivery assumption for full year as of December 31, 2024: Fleet Detail (1) In addition, we have options to purchase 20 A220-300 aircraft in 2027 and 2028. Aircraft Deferral • In July 2024, deferred 44 A321neo aircraft from 2025 – 2029 to 2030+ totaling ~$3.0B of capex savings, to help restore balance sheet and improve cash flow

18 (1) See Appendix A for further details on Non-GAAP measures. (2) JetBlue utilizes the forward Brent crude curve and the forward Brent crude to jet crack spread to calculate fuel price for the current quarter. Fuel price is based on forward curve as of January 10, 2025. Includes fuel taxes and other fees. Guidance Estimated 1Q 2025 Estimated FY 2025 ASMs Year-over-Year (5.0%) – (2.0%) ~Flat RASM Year-over-Year (0.5%) – 3.5% 3.0% – 6.0% CASM ex-Fuel(1) Year-over-Year 8.0% – 10.0% 5.0% – 7.0% Fuel Price per Gallon(2) $2.65 – $2.80 - Adjusted Operating Margin(1) - 0.0% – 1.0% Interest Expense - ~$600 million Capital Expenditures ~$270 million ~$1.4 billion Outlook Summary

19 Appendix

20 Non-GAAP Financial Measures We report our financial results in accordance with GAAP; however, we present certain non-GAAP financial measures in this Presentation. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with GAAP. We present these non-GAAP financial measures because we believe they provide useful supplemental information that enables a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. This Presentation includes an explanation of each non-GAAP financial measure presented in this Presentation and a reconciliation of certain non-GAAP financial measures used in this Presentation to the most directly comparable GAAP financial measures. With respect to JetBlue’s CASM Ex-Fuel (1), Adjusted Operating Margin (2) guidance and EBIT (3) targets, we are not able to provide a reconciliation of forward-looking measures where the quantification of certain excluded items reflected in the measures cannot be calculated or predicted at this time without unreasonable efforts. In these cases, the reconciling information that is unavailable includes a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors beyond our control. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results. (1) CASM Ex-Fuel is a non-GAAP measure that excludes fuel, other non-airline operating expenses, and special items. (2) Adjusted Operating Margin is a non-GAAP measure that excludes special items. (3) EBIT is a non-GAAP measure that excludes interest and income taxes from net income (loss). Appendix A

Operating expense per available seat mile, excluding fuel, other non-airline operating expenses, and special items ("CASM Ex-Fuel")

Operating Expense per Available Seat Mile ("CASM") is a common metric used in the airline industry. Our CASM for the relevant periods are summarized in the table below. We exclude aircraft fuel, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from total operating expenses to determine Operating Expenses ex-fuel, which is a non-GAAP financial measure, and we exclude the same items from CASM to determine CASM ex-fuel, which is also a non-GAAP financial measure. We believe the impact of these special items distorts our overall trends and that our metrics are more comparable with the presentation of our results excluding such impact.

We believe that Operating Expenses ex-fuel and CASM ex-fuel are useful for investors because they provide investors the ability to measure our financial performance excluding items that are beyond our control, such as fuel costs, which are subject to many economic and political factors, as well as items that are not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses and special items. We believe these non-GAAP measures are more indicative of our ability to manage airline costs and are more comparable to measures reported by other major airlines.

For the twelve months ended December 31, 2024, special items included Spirit-related costs, union contract costs, voluntary opt-out costs, Embraer E190 fleet transition costs, and other special items.

Special items for 2023 included Spirit-related costs and union contract costs.

The table below provides a reconciliation of our total operating expenses (GAAP measure) to Operating Expenses ex-fuel, and our CASM to CASM ex-fuel for the periods presented.

NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE AND OPERATING EXPENSE PER ASM (CASM), EXCLUDING FUEL
(unaudited)

($ in millions; per ASM data in cents; percent changes based on unrounded numbers)	Three Months Ended December 31,						Twelve Months Ended December 31,					
	$			Cents per ASM			$			Cents per ASM		
	2024	2023	Percent Change	2024	2023	Percent Change	2024	2023	Percent Change	2024	2023	Percent Change
Total operating expenses	$ 2,260	$ 2,392	(5.5)	14.00	14.06	(0.4)	$ 9,963	$ 9,845	1.2	15.08	14.37	4.9
Less:												
Aircraft fuel	509	699	(27.3)	3.15	4.11	(23.3)	2,343	2,807	(16.5)	3.55	4.10	(13.5)
Other non-airline expenses	13	14	(3.3)	0.08	0.09	1.9	60	64	(5.2)	0.09	0.09	(1.7)
Special items	1	29	(96.9)	0.01	0.17	(99.5)	591	197	NM (1)	0.89	0.29	NM (1)
Operating expenses, excluding fuel	$ 1,737	$ 1,650	5.3	10.76	9.70	11.0	$ 6,969	$ 6,777	2.8	10.55	9.89	6.6

(1) Not meaningful or greater than 100% change.

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21

Operating expense, operating income (loss), operating margin, pre-tax loss, pre-tax margin, net loss and loss per share, excluding special items, gain (loss) on investments, and gain on debt extinguishments

Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items.

Special items for 2024 include Spirit-related costs, union contract costs, voluntary opt-out costs, Embraer E190 fleet transition costs, and other special items.

Special items for 2023 include Spirit-related costs and union contract costs.

Certain net gains and losses on our investments and the gain on debt extinguishments were also excluded from our 2024 and 2023 GAAP results.

We believe the impact of these items distort our overall trends and our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented.

(1) Fourth quarter 2024 income tax benefit relates to a reassessment of the valuation allowance related to the tax impact of the Spirit transaction costs originally recorded in March 2024 due to the termination of the Merger Agreement.

Non-GAAP Financial Measure

RECONCILIATION OF OPERATING EXPENSE, OPERATING INCOME (LOSS), OPERATING MARGIN, PRE-TAX LOSS, PRE-TAX MARGIN, NET LOSS, LOSS PER SHARE, EXCLUDING SPECIAL ITEMS, NET GAIN (LOSS) ON INVESTMENTS, AND GAIN ON DEBT EXTINGUISHMENTS

(unaudited, in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2024	2023	2024	2023
Total operating revenues	$ 2,277	$ 2,325	$ 9,279	$ 9,615
RECONCILIATION OF OPERATING EXPENSE				
Total operating expenses	$ 2,260	$ 2,392	$ 9,963	$ 9,845
Less: Special items	1	29	591	197
Total operating expenses excluding special items	$ 2,259	$ 2,363	$ 9,372	$ 9,648
RECONCILIATION OF OPERATING INCOME (LOSS)				
Operating income (loss)	$ 17	$ (67)	$ (684)	$ (230)
Add back: Special items	1	29	591	197
Operating income (loss) excluding special items	$ 18	$ (38)	$ (93)	$ (33)
RECONCILIATION OF OPERATING MARGIN				
Operating margin	0.7 %	(2.9)%	(7.4)%	(2.4)%
Operating income (loss) excluding special items	$ 18	$ (38)	$ (93)	$ (33)
Total operating revenues	2,277	2,325	9,279	9,615
Adjusted operating margin	0.8 %	(1.6)%	(1.0)%	(0.3)%
RECONCILIATION OF PRE-TAX LOSS				
Loss before income taxes	$ (82)	$ (110)	$ (897)	$ (334)
Add back: Special items	1	29	591	197
Less: Gain (loss) on investments, net	(1)	3	(27)	9
Less: Gain on debt extinguishments	—	—	22	—
Loss before income taxes excluding special items, gain (loss) on investments and gain on debt extinguishments	$ (80)	$ (84)	$ (301)	$ (146)
RECONCILIATION OF PRE-TAX MARGIN				
Pre-tax margin	(3.6)%	(4.7)%	(9.7)%	(3.5)%
Loss before income taxes excluding special items	$ (80)	$ (84)	$ (301)	$ (146)
Total operating revenues	2,277	2,325	9,279	9,615
Adjusted pre-tax margin	(3.5)%	(3.6)%	(3.2)%	(1.5)%
RECONCILIATION OF NET LOSS				
Net loss	$ (44)	$ (104)	$ (795)	$ (310)
Add back: Special items	1	29	591	197
Less: Income tax benefit (expense) related to special items (1)	30	(15)	45	31
Less: Gain (loss) on investments, net	(1)	3	(27)	9
Less: Income tax benefit (expense) related to gain (loss) on investments, net	—	—	6	(2)
Less: Gain on debt extinguishments	—	—	22	—
Less: Income tax expense related to gain on debt extinguishments	—	—	(5)	—
Net loss excluding special items, gain (loss) on investments and gain on debt extinguishments	$ (72)	$ (63)	$ (245)	$ (151)

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Operating expense, operating income (loss), operating margin, pre-tax loss, pre-tax margin, net loss and loss per share, excluding special items, gain (loss) on investments, and gain on debt extinguishments (continued)

Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items.

Special items for 2024 include Spirit-related costs, union contract costs, voluntary opt-out costs, Embraer E190 fleet transition costs, and other special items.

Special items for 2023 include Spirit-related costs and union contract costs.

Certain net gains and losses on our investments and the gain on debt extinguishments were also excluded from our 2024 and 2023 GAAP results.

We believe the impact of these items distort our overall trends and our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented.

Non-GAAP Financial Measure

RECONCILIATION OF OPERATING EXPENSE, OPERATING INCOME (LOSS), OPERATING MARGIN, PRE-TAX LOSS, PRE-TAX MARGIN, NET LOSS, LOSS PER SHARE, EXCLUDING SPECIAL ITEMS, GAIN (LOSS) ON INVESTMENTS AND GAIN ON DEBT EXTINGUISHMENTS (CONTINUED)

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
CALCULATION OF LOSS PER SHARE	2024	2023	2024	2023
Loss per common share				
Basic	$ (0.13)	$ (0.31)	$ (2.30)	$ (0.93)
Add back: Special items	—	0.09	1.71	0.59
Less: Income tax benefit (expense) related to special items (1)	0.08	(0.04)	0.13	0.09
Less: Gain (loss) on investments, net	—	0.01	(0.08)	0.03
Less: Income tax benefit (expense) related to gain (loss) on investments, net	—	—	0.02	(0.01)
Less: Gain on debt extinguishments	—	—	0.06	—
Less: Income tax expense related to gain on debt extinguishments	—	—	(0.01)	—
Basic excluding special items, gain (loss) on investments and gain on debt extinguishments	$ (0.21)	$ (0.19)	$ (0.71)	$ (0.45)
Loss per common share				
Diluted	$ (0.13)	$ (0.31)	$ (2.30)	$ (0.93)
Add back: Special items	—	0.09	1.71	0.59
Less: Income tax benefit (expense) related to special items (1)	0.08	(0.04)	0.13	0.09
Less: Gain (loss) on investments, net	—	0.01	(0.08)	0.03
Less: Income tax benefit (expense) related to gain (loss) on investments, net	—	—	0.02	(0.01)
Less: Gain on debt extinguishments	—	—	0.06	—
Less: Income tax expense related to gain on debt extinguishments	—	—	(0.01)	—
Diluted excluding special items, gain (loss) on investments and gain on debt extinguishments	$ (0.21)	$ (0.19)	$ (0.71)	$ (0.45)

(1) Fourth quarter 2024 income tax benefit relates to a reassessment of the valuation allowance related to the tax impact of the Spirit transaction costs originally recorded in March 2024 due to the termination of the Merger Agreement.

jetBlue
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24 Earnings Before Interest and Taxes (EBIT) EBIT is a non-GAAP financial measure that reflects our net loss prior to interest expense, interest income, capitalized interest, and income tax benefit. We believe EBIT is useful for investors because it is an indicator of the company's operating performance. Management reviews the estimated amount of EBIT attributable to JetForward initiatives within a given period, referred to in this release as "incremental EBIT," to evaluate progress against our financial and operational targets. Incremental EBIT reflects the estimated impact of strategic initiatives on profitability, such as fleet optimization, network changes, and cost reduction programs. While EBIT provides a useful lens to evaluate the financial impact of strategic initiatives, it should be considered alongside GAAP measures to understand the Company's overall performance. The table below reflects a reconciliation of net loss to EBIT for the period presented. NON-GAAP FINANCIAL MEASURE RECONCILIATION OF NET LOSS TO EBIT (unaudited) Twelve Months Ended December 31, ($ in millions) 2024 Net loss $ (795) Less: Interest expense (365) Interest income 111 Capitalized interest 15 Income tax benefit 102 EBIT $ (658)

25 Network Detail – Focused on Optimizing Network for Profitability Note: Illustrative. Fort Lauderdale Los Angeles & Intra-California Northeast to Midcontinent LGA & EWR Optimization 2024 Route Exits

26 Network Detail – Executed Route Exits in 2024 and January 2025 50+ Route Exits Route Exits Route Exit Date (1) Los Angeles / Cancun – (LAX / CUN) 3-Jan-24 Newark / Miami – (EWR / MIA) 3-Jan-24 New York LaGuardia / Charleston – (LGA / CHS) 3-Jan-24 New York LaGuardia / Nashville – (LGA / BNA) 3-Jan-24 New York LaGuardia / Jacksonville – (LGA / JAX) 4-Jan-24 New York JFK / Burlington – (JFK / BTV) 4-Jan-24 New York LaGuardia / Denver – (LGA / DEN) 30-Mar-24 New York LaGuardia / Sarasota – (LGA / SRQ) 30-Mar-24 Boston / Baltimore-Washington – (BOS / BWI) 30-Apr-24 Fort Lauderdale / Austin – (FLL / AUS) 30-Apr-24 New York JFK / Portland – (JFK / PDX) 30-Apr-24 New York JFK / Puerto Vallarta – (JFK / PVR) 30-Apr-24 New York JFK / San Jose – (JFK / SJC) 30-Apr-24 New York LaGuardia / Fort Myers – (LGA / RSW) 30-Apr-24 Fort Lauderdale / Salt Lake City – (FLL / SLC) 10-Jun-24 Orlando / Salt Lake City – (MCO / SLC) 10-Jun-24 Fort Lauderdale / Atlanta – (FLL / ATL) 12-Jun-24 Fort Lauderdale / Nashville – (FLL / BNA) 12-Jun-24 Fort Lauderdale / Bogota – (FLL / BOG) 12-Jun-24 Fort Lauderdale / Lima – (FLL / LIM) 12-Jun-24 Fort Lauderdale / New Orleans – (FLL / MSY) 12-Jun-24 Fort Lauderdale / Quito – (FLL / UIO) 12-Jun-24 Los Angeles / Las Vegas – (LAX / LAS) 12-Jun-24 Los Angeles / Liberia, CR – (LAX / LIR) 12-Jun-24 Los Angeles / Miami – (LAX / MIA) 12-Jun-24 Los Angeles / Reno – (LAX / RNO) 12-Jun-24 Los Angeles / San Francisco – (LAX / SFO) 12-Jun-24 Route Exits Cont. Route Exit Date (1) Los Angeles / Puerto Vallarta – (LAX / PVR) 12-Jun-24 New York JFK / Detroit – (JFK / DTW) 12-Jun-24 New York JFK / Kansas City – (JFK / MCI) 12-Jun-24 Tampa Bay / Aguadilla, PR – (TPA / BQN) 12-Jun-24 New York LaGuardia / Nassau – (LGA / NAS) 3-Sep-24 Orlando / Los Angeles – (MCO / LAX) 3-Sep-24 Los Angeles / Nassau – (LAX / NAS) 7-Sep-24 Boston / Charlotte – (BOS / CLT) 26-Oct-24 Boston / Minneapolis St Paul – (BOS / MSP) 26-Oct-24 Boston / San Antonio – (BOS / SAT) 26-Oct-24 Los Angeles / Los Cabos – (LAX / SJD) 26-Oct-24 Los Angeles / Salt Lake City – (LAX / SLC) 26-Oct-24 Newark / Los Angeles – (EWR / LAX) 26-Oct-24 Newark / Montego Bay – (EWR / MBJ) 26-Oct-24 New York JFK / San Antonio – (JFK / SAT) 26-Oct-24 New York JFK / Burbank – (JFK / BUR) 26-Oct-24 New York LaGuardia / Atlanta – (LGA / ATL) 26-Oct-24 New York LaGuardia / Tampa Bay – (LGA / TPA) 26-Oct-24 Raleigh Durham / Cancun – (RDU / CUN) 26-Oct-24 Raleigh Durham / Orlando – (RDU / MCO) 26-Oct-24 Fort Lauderdale / Tallahassee – (FLL / TLH) 27-Oct-24 Fort Lauderdale / Guayaquil, EC – (FLL / GYE) 6-Jan-25 Fort Lauderdale / San Diego – (FLL / SAN) 6-Jan-25 Newark / Santo Domingo – (EWR / SDQ) 6-Jan-25 Hartford / Miami – (BDL / MIA) NA New York JFK / Palm Springs – (JFK / PSP) NA New York JFK / Pointe-a-Pitre – (JFK / PTP) NA (1) Represents final day of service.

27 Network Detail – Building the Best East Coast Leisure Network (1) Seasonal transatlantic routes and frequency reductions include BOS→ DUB, EDI, AMS, & LGW and JFK → DUB & EDI. Note: Illustrative. Additional Frequencies New Route Entrances Seasonalizing Mint Fleet Redeploying TATL aircraft in Winter (1) 2024 Route Entries and Additional Frequencies EDI DUB AMS LGW CDG

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